Management Presentation
October 29, 2009

Third Quarter 2009 Results

MDC PARTNERS

MDC PARTNERS

Forward Looking Statements and Other Information

This presentation, including our "2009 Financial Outlook", contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the successful completion and integration of acquisitions which compliment and expand the Company's business capabilities; and
- foreign currency fluctuations.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

MDC PARTNERS

Summary of Consolidated Results

(US$ in millions, except percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	% Change	2009	2008	% Change
Revenue	$ 134.6	$ 142.1	*(5.3)* %	$ 396.2	$ 439.9	*(9.9)* %
Operating Expenses						
Cost of services sold	85.5	94.6	*(9.6)* %	259.6	292.4	*(11.2)* %
Office and general expenses	31.4	31.9	*(1.5)* %	92.7	102.8	*(9.8)* %
Depreciation and amortization	7.5	7.4	*1.2* %	22.7	25.8	*(11.9)* %
Operating Income	10.2	8.2	*23.6* %	21.2	19.0	*11.5* %
Other income (expense)	(6.9)	(0.7)		(14.0)	(4.2)	
Income tax expense	(1.1)	(2.2)		(3.4)	(6.4)	
Equity in earnings of non-consolidated affiliates	0.1	0.1		0.3	0.3	
Income from Continuing Operations	2.2	5.4		4.1	8.6	
Loss from discontinued operations attributable to MDC Partners Inc., net of taxes	-	(0.8)		(0.4)	(6.7)	
Net Income	2.2	4.6		3.7	1.9	
Net income attributable to the non-controlling interests	(2.2)	(1.4)		(3.6)	(6.5)	
Net Income (Loss) Attributable to MDC Partners Inc.	$ 0.0	$ 3.2		$ 0.1	$ (4.6)	

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary of Segment Results – Revenue

(US$ in millions, except percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	% Change	2009	2008	% Change
Revenue						
Strategic Marketing Services	$ 86.3	$ 81.3	*6.2* %	$ 247.7	$ 246.4	*0.5* %
Customer Relationship Management	26.3	32.7	*(19.6)* %	85.7	104.2	*(17.7)* %
Specialized Communication Services	22.0	28.1	*(21.6)* %	62.9	89.4	*(29.7)* %
Total Revenue	$ 134.6	$ 142.1	*(5.3)* %	$ 396.2	$ 439.9	*(9.9)* %

Amounts and percentages may not foot due to rounding.

Third Quarter 2009 Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Organic Growth	6.6%	-19.3%	-18.9%	-4.4%
Foreign Exchange Growth	-0.5%	-0.2%	-2.7%	-0.9%
Total	6.1%	-19.5%	-21.6%	-5.3%

Year to Date 2009 Revenue Growth by Segment

	Strategic Marketing Services	Customer Relationship Management	Specialized Communication Services	Weighted Average Total
Organic Growth	1.7%	-17.6%	-23.1%	-7.9%
Foreign Exchange Growth	-1.2%	-0.1%	-6.6%	-2.0%
Total	0.5%	-17.7%	-29.7%	-9.9%

MDC PARTNERS

Summary of Segment Results – EBITDA

(US$ in millions, except percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	% Change	2009	2008	% Change
EBITDA						
Strategic Marketing Services	$ 19.0	$ 14.0	*35.5 %*	$ 47.5	$ 38.3	*24.3 %*
margin	*22.0%*	*17.3%*		*19.2%*	*15.5%*	
Customer Relationship Management	2.6	3.0	*(13.3) %*	7.2	10.3	*(30.1) %*
margin	*10.0%*	*9.3%*		*8.4%*	*9.9%*	
Specialized Communication Services	1.8	2.2	*(19.2) %*	4.1	10.6	*(61.5) %*
margin	*8.0%*	*7.7%*		*6.5%*	*11.8%*	
Marketing Communications	23.4	19.2	*21.7 %*	58.8	59.1	*(0.5) %*
margin	*17.4%*	*13.5%*		*14.8%*	*13.4%*	
Corporate Expenses	(3.5)	(1.8)	*(99.1) %*	(8.8)	(8.7)	*(1.1) %*
Total EBITDA	$ 19.9	$ 17.5	*13.9 %*	$ 50.0	$ 50.5	*(0.8) %*
margin	*14.8%*	*12.3%*		*12.6%*	*11.5%*	

Amounts and percentages may not foot due to rounding.

Summary of Segment Results – MDC's Share of EBITDA

(US$ in millions, except percentages)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	% Change	2009	2008	% Change
MDC EBITDA						
Strategic Marketing Services	$ 17.2	$ 12.9	*33.8 %*	$ 44.6	$ 34.5	*29.0 %*
Customer Relationship Management	2.6	3.0	*(11.6) %*	7.2	10.1	*(28.4) %*
Specialized Communication Services	1.4	2.0	*(33.1) %*	3.5	8.0	*(56.7) %*
Marketing Communications	21.2	17.9	*18.6 %*	55.3	52.6	*5.0 %*
Corporate	(3.5)	(1.8)	*(99.1) %*	(8.8)	(8.7)	*(1.1) %*
Total MDC EBITDA	$ 17.7	$ 16.1	*9.9 %*	$ 46.5	$ 43.9	*5.8 %*

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Free Cash Flow

(US$ in millions)	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
MDC EBITDA	$17.7	$16.1	$46.5	$43.9
Capital Expenditures	(1.2)	(1.8)	(3.3)	(10.4)
Cash Taxes	(0.1)	(0.1)	(0.5)	(0.9)
Cash Interest, net and other	(2.6)	(2.2)	(8.2)	(8.9)
Free Cash Flow	**$13.8**	**$12.1**	**$34.5**	**$23.7**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Summary Cash Flow Data

(US$ in millions)	Nine Months Ended September 30, 2009	2008
Cash flows provided by continuing operating activities	$44.2	$22.8
Discontinued operations	(0.3)	(0.3)
Net cash provided by operating activies	**$43.9**	**$22.5**
Net cash used in investing activities	**($11.2)**	**($21.0)**
Net cash (used in) / provided by financing activities	**($2.7)**	**$5.9**
Effect of exchange rate changes on cash and cash equivalents	**($0.5)**	**($0.4)**
Net increase in cash and cash equivalents	**$29.6**	**$7.1**

Amounts and percentages may not foot due to rounding.

MDC PARTNERS

Balance Sheet Refinancing: New Senior Notes

Principal Amount	$225 Million
Date	October 23, 2009
Maturity	November 1, 2016 – 7 Year
Security	Unsecured
Coupon	11%
Ratings	Moody's - Corporate: B1; Notes: B2 S&P: Corporate: BB-; Notes: B+

MDC PARTNERS

Balance Sheet Refinancing: New Revolving Credit Facility

Amount	$75 Million
Type	Senior Secured
Maturity	October 23, 2014 – 5 Year
Facility Fee	50bps per annum
Drawn Rate	Prime + 300bps
Covenants	• Minimum EBITDA: $50 million • Fixed Charge Coverage Ratio: 1.25:1.0 • Senior Leverage Ratio: 2.0:1.0

MDC PARTNERS

Temporal Put Obligations and Impact on EBITDA

(US$ in millions)	Estimated Put Impact at September 30, 2009 Payment Consideration Cash	Stock	Total	Incremental EBITDA in Period
2009	$9.2	$0.6	$9.8	$1.1
2010	1.6	0.1	1.7	0.3
2011	1.3	0.6	2.0	0.7
2012	7.0	0.5	7.5	1.6
Thereafter	8.6	1.4	10.1	1.1
Total	$27.9	$3.2	$31.1	$4.9
	Effective Multiple			6.4

Note: Pro Forma for step up of CPB equity October 5, 2009, now treated as an earnout payment.

Note: Excludes put rights of $3.7 million exercisable pursuant to termination of employment.

MDC PARTNERS

Earnout Obligations

(US$ in millions)	Estimated Earnout Impact at September 30, 2009		
	Payment Consideration		
	Cash	Stock	Total
2009	$2.0	$0.0	$2.0
2010	53.0	3.5	56.4
2011	0.4	0.0	0.4
Thereafter	8.2	0.4	8.6
	$63.6	$3.9	$67.5

Note: Pro Forma for step up of CPB equity October 5, 2009, now treated as an earnout payment.

MDC PARTNERS

2009 Financial Outlook

	Original 2009 Guidance	June Revised Guidance	September Revised Guidance	Implied Year over Year Change
Revenue	$590 - $605 million	$545 - $575 million	$545 - $575 million	-6.8% to -1.7%
MDC's Share of EBITDA	$63 - $65 million	$63 - $65 million	$63 - $65 million	3.3% to 6.6%
Free Cash Flow	$34 - $36 million	$37 - $39 million	$39 - $40 million	18.5% to 21.6%

Note: See appendix for definitions of non-GAAP measures.

Appendix

MDC PARTNERS

MDC PARTNERS

Definition of Non-GAAP Measures

- **EBITDA:** EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation.
- **MDC's Share of EBITDA:** MDC's Share of EBITDA is a non-GAAP measure, that represents operating profit plus depreciation and amortization and stock-based compensation less net income attributable to noncontrolling interests.
- **Organic Growth:** Organic revenue growth is a non-GAAP measure that refers to growth in revenues from sources other than acquisitions or foreign exchange impacts.
- **Free Cash Flow:** Free cash flow is a non-GAAP measure that represents MDC EBITDA less capital expenditures, less net cash interest, less cash taxes plus realized cash foreign exchange gains.
- **Net Bank Debt:** Debt due pertaining to the revolving credit facility plus debt pertaining to the Term Loan A plus debt due pertaining to the Term Loan B less total cash and cash equivalents.

Note: A reconciliation of Non-GAAP to US GAAP reported results has been provided by the Company in the tables included in the earnings release issued on October 29, 2009.